SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2006

AMERIMINE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

          0-32375

           65-0067192

(Commission File Number)

(IRS Employer Identification No.)

Room 501, Tower E1, Oriental Plaza, No. 1, East Chang An Avenue, Beijing, China    None

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (8610) 85189080.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1..01.

Entry into a Material Definitive Agreement

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On April 2, 2006, the Registrant acquired American Unity Investments, Inc., a Nevada corporation (AUI”), pursuant to an Agreement and Plan of Reorganization dated March 31, 2006. The Agreement and the board resolutions effecting the same were in escrow until April 2, 2006 and were of no force and effect until April 2, 2006. In connection with the acquisition, the 1,569 shareholders of AUI received 50,000,000 (post split) shares of Registrant common stock. In connection with the acquisition, the Registrant will effect a 1-for-1000 reverse stock split of the common stock on April 17, 2006, resulting in approximately 71,239 pre-merger shares outstanding. The Registrant shall also issue 22,463,768 shares on April 17, 2006 upon conversion of the remaining $43,700 of outstanding convertible debentures. As a result, as of April 20, 2006 there will be 72,535,007 shares of common stock outstanding (50,000,000 +71,239+22,463,768 shares).  The new symbol for the common stock will be AMMN.OB as of April 17, 2006.

Item 3.02 Unregistered Sales of Equity Securities

The Registrant issued 50,000,000 shares of its common stock as of April 2, 2006 to 1,569 Chinese persons, who were the shareholders of AUI. The exemption relied upon was Regulation S, since the shareholders of AUI are all non-U.S. Persons and the offer was made outside the United States. AUI investors are citizens of the People’s Republic of China.

In addition, the Registrant shall also issue 22,463,768 shares on or after April 20, 2006 upon conversion of the remaining $43,700 of the Registrant’s outstanding 1.5% convertible debentures which were originally issued on March 3, 2005 and assumed by the Registrant on March 17, 2005, Inc. on completion of a merger. The exemptions relied upon for the original issuance of the debentures was Section 4(2) of the Securities Act as a non public offering, and also Section 3(a)(9) of the Securities Act which section exempts exchanges of securities with between an issuer and its securityholders.  The convertible debenture was issued by Chiriquitos Mining under Rule 504. A Notice of Sale on Form D was filed by Chiriquitos Mining, Inc.  The 22,463,768 shares will be issued to the 7 holders of the convertible debenture in reliance upon Section 3(a)(9) of the Securities Act which section exempts exchanges of securities with between an issuer and its security holders. In both the assumption of the convertible debentures and their conversion, no person solicited the exchange of securities for compensation, and the exchanging security holders did not receive any property other than securities of the Registrant.

Item 5.01 Changes in Control of Registrant

A change of control took place on April 2, 2006 as a result of the acquisition of AUI described above. Control was assumed from Daniel Enright. The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows. The address of each is Room 501, Tower E1, Oriental Plaza, No. 1, East Chang An Avenue, Beijing, China.

Number

Percentage

of Shares

of Shares

Name

Office

Owned(1)

Owned

Charles Peng

         President/CEO/Director

7,200,000

10.0%

Lin Bi

CFO and Director

1,000,000

  1.4%

All officers

  and directors

  as a group  (2 persons)

8,200,000

11.4%

(1)   Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment, and dispositive power.

Business of American Unity.

When used in this Form 8-K, the words "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties, including those set forth below under "Risks and Uncertainties," that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date hereof. Amerimine expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. This discussion should be read together with the financial statements and other financial information included in this Form 8-K.

General

Amerimine Resources, Inc. (formerly Capital Hill Gold, Inc and Autec Associates, Inc.) was formed on June 30, 1988 as a corporation under the laws of the State of Florida (the “Company”). The Company’s shares trade on the Over-the-Counter Bulletin Board under the symbol AMRR. From inception in 1988 to early 2004, the Company was engaged in the design, manufacturing, marketing, distribution and repair of stone-set jewelry using diamonds and other precious gemstones, such as rubies, sapphires and emeralds. The Company also manufactured and designed numerous modern styles of stone-set jewelry, including necklaces, earrings, rings, bracelets, and other ornaments. The Company managed a retail outlet for the sale of its jewelry products to the public in Stuart, Florida. The Company intended to broaden its customer base by selling its jewelry products within the United State and Canada. Customers for the jewelry products are primarily consumers. The Company’s market concentration was in southeastern United States, which was primarily due to long-term existing relationships with certain clients.

On January 12, 2004, the Company entered into the mineral exploration business and executed an option agreement (the “Option”) with Capital Hill Resources Ltd. Under this agreement the Company might acquire 42 mineral unpatented claims (claim name Victor 1- 42 inclusive) and the NE & NW half of Section 9, and the surface rights with an option to purchase surface rights (453 acres) on Section 4 located in Cochise County Arizona.  In March 2005 the Company acquired Chiriquitos Mining, Inc., which held an option on certain mineral (gold) properties in Mexico. Additional mineral properties (gold, silver and uranium) were optioned in 2005 in Colorado. Due to lack of funding to develop the properties, the options lapsed without completion of payment for the option prices, and the Company abandoned its mineral business. In September 2005 the Company entered into discussions with a group for a joint venture on a Nigerian petroleum project. This venture was not successful and Amerimine became a “shell” company and began to seek for another business.

On April 2, 2006, the Amerimine acquired American Unity Investments, Inc., a Nevada corporation (AUI”), pursuant to an Agreement and Plan of Reorganization dated March 31, 2006.  In connection with the acquisition, shareholders of AUI received 50,000,000 (post split) shares of Company common stock. In connection with the acquisition, the Company intends to effect a 1-for-1000 reverse stock split of the common stock effective on  or about April 20, 2006, resulting in approximately 71,239 pre-merger shares outstanding. The Company shall also issue 22,463,768 shares on or about April 20, 2006 upon conversion of the remaining $43,700 of outstanding convertible debentures. As a result, upon consummation of the transactions related to the acquisition there will be 72,535,007 shares of common stock outstanding (50,000,000 +71,239+22,463,768 shares).

 CURRENT OPERATIONS

American Unity was organized on December 2, 2004 to engage in the forestry business in the People’s Republic of China.  On January 8, 2006, American Unity entered into an Equity Transfer Agreement to acquire 100% of Beijing DongZhaoXu Forestry Development Co., Ltd. (“Beijing DongZhaoXu”) for $246,700 (Rmb 2,000,000) being the total registered and fully paid up capital of Beijing DongZhaoXu.  Beijing DongZhaoXu is owned as to 80% by a stockholder of AUi and is engaged in the leasing of forestry land in China. The transaction will be treated as an acquisition of business under common control. The completion of the acquisition of Beijing DongZhaoXu is subject to governmental approval of the People’s Republic of China. As of April 14, 2006, the acquisition has not been completed.

Amerimine, through its subsidiary AUI, intends to enter the forestry business in China, with emphasis on plantation forestry. The Company will acquire parcels of land, either in its own name or in joint venture with investors, and plant trees on the parcel for future harvest. Because land ownership in fee simple is not permitted under Chinese law, acquisition will be in the form of a long term land lease. Amerimine has not identified specific parcels it will acquire at this time. We expect to identify parcels to acquire in the next three to four months.

On January 8, 2006, AUI entered into an Equity Transfer Agreement to acquire 100% of Beijing DongZhaoXu Forestry Development Co., Ltd. (“Beijing DongZhaoXu”) for $246,700 (Rmb 2,000,000) being the total registered and fully paid up capital of Beijing DongZhaoXu.  Beijing DongZhaoXu is owned as to 80% by a stockholder of the Company and is engaged in the leasing of forestry land in China. The transaction will be treated as an acquisition of business under common control.  The completion of the acquisition of Beijing DongZhaoXu is subject to governmental approval of the People’s Republic of China. As of April 14, 2006, the acquisition has not been completed and there is no assurance that it will be completed.

Chinese Forestry Industry.

“Forest cover has grown from 8.6% of the land base in 1949 to over 17.5% in 2000. Mature stands are decreasing, however, while the share of plantation and commercial forests continues to rise in response to government policies. Most of the forests are in remote regions, however, and lack of transportation limits exploitation. China has three major forest areas: the northeast (Heilongjiang, Jilin, and Inner Mongolia); the southwest (Sichuan and Yunnan); and the southeast (Guangdong, Guangxi, Fujian, Jiangxi, and Hainan). Fujian, Zhejiang, Anhui, and Guangdong together account for about 30% of the total value of the forestry sector. Coniferous stands, which yield the most valuable commercial timber, are found mainly in the northeast and adjoining parts of Inner Mongolia. Deciduous trees are felled in Sichuan and Yunnan. Between 1990 and 1995, however, the northeast's share of production fell to from 38% to 30%, as production shifted from state-owned forests in the north to plantation forests in the south. While China is a major producer of softwood logs and lumber, virtually all of its production is domestically consumed. Paper production, which has benefited from the substitution of rice-straw and other nonwood materials for wood pulp, nearly tripled during the 1980s. Special forestry products originating in southwestern China include tung oil, cassia oil, and aniseed oil. Wood imports can vary widely from year to year. China is the largest timber importer in the world— imports of timber and related products reached $9.87 billion in 2001, with $3.47 billion in timber products and $6.38 billion in pulp and paper. Production amounts for 2000 (in 1,000 cu m) were roundwood, 287,472; sawnwood, 7,702, wood-based panels, 18,647; wood pulp, 3,700; and paper and paperboard, 35,529.”

“Deforestation has been a persistent and serious problem in China, leading to massive erosion and desertification. The government has, from the start of its first five-year plan in 1953, given high priority to campaigns for afforestation. By 1980, 26 million ha (64 million acres) of new forests had been planted, and during the 1980s, afforestation proceeded at the rate of

4.55 million ha (11.24 million acres) per year. However, cutting of trees for fuel continued in rural areas, and many of the trees planted as part of afforestation efforts were lost because of neglect after planting. In its ninth five-year plan commencing in January 1996, the Ministry of Forestry had the following goals: operating 10 major forest conservation projects by 2000; increasing the variety of wood species in state-owned forest plantations; developing the paper making industry; exploring and developing growing trees in marginal land (such as hilly, mountainous, or sandy terrain); and classifying forests as either industrial (for environmental protection) or economic (for commercial production). During 1990–2000, the forested area grew by an annual average of 1.2%.” (Source: People’s Daily Online, 2003, http://english.people.com.cn/200409/21/eng20040921_157738.html)

According to a March 2006 report of Forestry Trends, from 1997 to 2005 the value of forest product imports has risen from $6.4 billion to $16.4 billion, and the volume of imports has tripled. The reason for the import growth is not only the increase in China’s manufacturing for export, but also growing domestic demand. About 70% (in volume) of wood imports are then re-exported. From 1997 to 2005 the value of forestry exports grew from $3.6 billion to $17.2 billion.  China has moved from utilization of rice and other agricultural waste for paper production into wood pulp based production. China is now the second largest producer of paper products (including packaging materials) in the world after the United States.

The Company believes that these trends will continue and Chinese demand for forestry products will continue.

Employees

The Company has 4 employees other than its officers.

Property

The Company has the use of a sufficient amount of office space in Room 501, Tower E1, Oriental Plaza, No. 1, East Chang An Avenue, Beijing, China for rent at $ 2,000 per month. Such space is deemed to be sufficient for the foreseeable future.

Management

Mr. Charlie Peng – President/CEO/Director

Prior to founding American Unity Investments, Charlie Peng orchestrated Beijing Dong Zhao Xu Forestry Development Inc. as President in company restructuring and implementing of new sales strategy that led to 600% increase. Previous to that, Charlie served as the Director of China Operation of Oklahoma City University (OCU), which hosted the China educational program in China. Before OCU, Charlie held a prominent position as Vice President of Johnson & Johnson Finance and Management Company in which he was responsible for M&A restructuring and financial advisory. Charlie also served as Director of International Department of Barton Industry Inc. (IDBI), where he established and expanded international sales channels in India, Japan, Hong Kong, and China. Prior to IDBI, Charlie served as Assistant to Chairman of the Board of Mutual Oil of America, which he was responsible for structuring the multi-million dollar contract with South Sea Oil.

Charlie serves on the Boards of Chinese American Business Council (Chairman), USA-China Education Fund Committee (Vice Chairman), Municipal Government of Lang Fang City (Economics Advisor), and Municipal Government of Peng Lai City (Senior Economics Advisor).

Charlie holds Bachelor’s Degrees in Business Administration from Portland State University and English from Beijing Foreign Languages University.

Mr. Lin Bi – Vice President/CFO/Director

Mr. Lin Bi is a seasoned veteran of venture capital with more than thirty years experience in marketing, investment and financial strategies. Prior to joining American Unity Investments as Vice President, Mr. Bi spent ten years with East Coast International Ltd. (ECI), which he founded and grew to a multi-million dollar business unit. Before ECI, Mr. Bi also served in the recognized trading house, OG Inc., as Vice President of Marketing where he administered the marketing department for over five years. He also worked at UEC Import and Export Corporation as Purchasing Manager.

Mr. Bi earned a Bachelor of Science degree in Business Administration from the University of New Hampshire.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements.

The audited financial statements of AUI for the period inception (December 2, 2004) to December 31, 2004 and the year ended December 31, 2005 are appended to the end of this report. No pro forma statements are included because the Registrant prior to the acquisition of AUI was a “shell” company with no operations or assets.

(b) Exhibits

2.2 Agreement and Plan of Reorganization between American Unity Investments, Inc. and the Registrant.

 10.8.  Release and Settlement Agreement between the holders of the Debentures and the Registrant dated March 31, 2006.

10.9.  Release andSettlement Agreement between the holders of the Debentures and Daniel Enright dated March 31, 2006.

21. American Unity Investments, Inc. is a wholly owned Nevada subsidiary of the Registrant. No trade names are employed. Chiriquitos Mining, Inc. is a wholly owned Wyoming subsidiary. No trade names are employed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 14, 2006

AMERIMINE RESOURCES,  INC.

By: /s/ Lin Bi

     Lin Bi

Chief Financial Officer

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

CONTENTS

 Pages

__________________________________________________________________________________________

Report of Independent Registered Public Accounting Firm

__________________________________________________________________________________________

Balance Sheets as of December 31, 2005 and 2004

__________________________________________________________________________________________

Statements of Operations and Comprehensive loss for the year ended December 31, 2005 and for the period from December 2, 2004 (Inception) to December 31, 2004, and for the period from December 2, 2004 (Inception) to December 31, 2005

__________________________________________________________________________________________

Statements of Stockholders’ Deficiency for the period from December 2, 2004 (Inception)

 to December 31, 2005

__________________________________________________________________________________________

Statements of Cash Flows for the year ended December 31, 2005 and for the period from December 2, 2004 (Inception) to December 31, 2004, and for the period from December 2, 2004 (Inception) to December 31, 2005

5

__________________________________________________________________________________________

Notes to the Financial Statements

  6 - 10

__________________________________________________________________________________________

1

Jimmy C.H. Cheung & Co Certified Public Accountants (A member of Kreston International)
Registered with the Public Company Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

American Unity Investments, Inc.

(a development stage company)

We have audited the accompanying balance sheets of American Unity Investments, Inc. (a development stage company), as of December 31, 2005 and 2004 and the related statements of operations and comprehensive loss, stockholders’ deficiency and cash flows for the year ended December 31, 2005 and for the period from December 2, 2004 (inception) to December 31, 2004 and for the period from December 2, 2004 (inception) to December 31, 2005.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Unity Investments, Inc. (a development stage company), as of December 31, 2005 and 2004, and the related statements of its operations and its cash flows for the year ended December 31, 2005 and for the period from December 2, 2004 (inception) to December 31, 2004 and for the period from December 2, 2004 (inception) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 6 to the financial statements, the Company had a net loss of $364,248, an accumulated deficit of $366,348 and a working capital deficiency of $300,463 and used cash in operations of $387,294.  These factors raise substantial doubt about its ability to continue as a going concern.  Management’s plans concerning this matter are also described in Note 6.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

JIMMY C.H. CHEUNG & CO

Certified Public Accountants

Hong Kong

Date: March 6, 2006

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong

Tel:  (852) 25295500   Fax:  (852) 28651067   Email: jchc@krestoninternational.com.hk

Website:  http://www.jimmycheungco.com

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

AS OF DECEMBER 31, 2005 AND 2004

ASSETS

		2005		2004
CURRENT ASSETS				
Cash and cash equivalents	$	12,000	$	-
Prepaid expenses		43,831		-
Total Current Assets		55,831		-
TOTAL ASSETS	$	55,831	$	-

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

		2005		2004
CURRENT LIABILITIES				
Accrued liabilities	$	5,000	$	-
Due to a stockholder		232,228		-
Due to a related company		119,066		-
Total Current Liabilities		356,294		-
COMMITMENTS AND CONTINGENCIES		-		-
STOCKHOLDERS' DEFICIENCY				
$ 0.02 par value, 500,000,000 shares authorized, 50,000,000 shares issued and outstanding		1,000,000		1,000,000
Additional paid-in capital		(934,115)		(949,900)
Deficit accumulated during the development stage		(366,348)		(2,100)
Subscriptions receivable		-		(48,000)
Total Stockholders' Deficiency		(300,463)		-
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	$	55,831	$	-

The accompanying notes are an integral part of these financial statements

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

The accompanying notes are an integral part of these financial statements

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF SHAREHOLDERS’ DEFICIENCY

FOR THE PERIOD FROM DECEMBER 2, 2004 (INCEPTION) TO DECEMBER 31, 2005

The accompanying are an integral part of these financial statements

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

The accompanying notes are an integral part of these financial statements

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)    Organization

American Unity Investments, Inc. was incorporated under the laws of the State of Nevada on December 2, 2004 and has elected a fiscal year end of December 31.  The Company intends to raise capital to fund its acquisition of suitable forestry businesses in the People’s Republic of China.

The Company is considered a development stage company and has not engaged in business activities of any kind since its incorporation.  The Company has not recorded any revenue.

(B)

Use of estimates

                The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)

Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than three months.

(D)

  Long-lived assets

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the   impairment or disposal of Long-Lived Assets", long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows related to the long- lived assets. The Company reviews long-lived assets to determine that carrying values are not impaired.

(E)

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial      Instruments," requires certain disclosures regarding the fair value of financial instruments. Trade   accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments.

(F)

Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”).  Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(G)

Foreign currency translation

The functional currency of the Company is the Chinese Renminbi (“RMB”).  Transactions denominated in currencies other than RMB are translated into United States dollars using year end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses.  Capital accounts are translated at their historical exchange rates when the capital transaction occurred.  Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder’s equity as other comprehensive income (loss). Cumulative translation adjustment amounts were insignificant at and for the years ended December 31, 2005 and 2004 as the RMB is pegged to the United States dollar.

(H)

Income (loss) per share

Basic income (loss) per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the year.  Diluted (loss) income per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no potentially dilutive securities for 2005 and 2004.

(I)

Segments

The Company operates in only one segment, thereafter segment disclosure is not presented.

(J)

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123R “Share-Based Payment” (“SFAS 123R”), a revision to SFAS No. 123 “Accounting for Stock-Based Compensation” (“SFAS 123”), and superseding APB Opinion No. 25 “Accounting for Stock Issued to Employees” and its related implementation guidance.  SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, including obtaining employee services in share-based payment transactions.  SFAS 123R applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date.  Adoption of the provisions of SFAS 123R is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005.  The guidelines of this statement are not applicable to the Company.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs -- an amendment of ARB No. 43, Chapter 4"(“SFAS 151”) This statement clarifies the criteria of "abnormal amounts" of freight, handling costs, and spoilage that are required to be expensed as current period charges rather than deferred in inventory.  In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.  SFAS 151 is effective for the Company July 1, 2005.  The Company does not expect the adoption of this statement will have any material impact on the its results or financial position.

In December 2004, the FASB issued SFAS no. 153, Exchanges of Nonmonetary Assets an amendment of APB Opinion No. 29.  This Statement addresses the measurement of exchanges of nonmonetary assets.  It eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, Accounting for Nonmonetary Transactions, and replaces it with an exception for exchanges that do not have commercial substance.  This Statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  The Company does not expect the adoption of this statement will have any material impact on the its results or financial position

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(J)   Recent Accounting Pronouncements (continued)

In December 2004, the FASB issued SFAS No. 152, Accounting for Real Estate Time-Sharing Transactions an amendment of FASB Statements No. 66 and 67.  This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions.  This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions.  This Statement is effective for financial statements for fiscal years beginning after June 15, 2005.  The guidelines of this statement are not applicable to the Company.

SFAS No. 154 (“SFAS 154”), Accounting Changes and Error Corrections, was issued in May 2005 and replaces APB Opinion No. 20 and SFAS No. 3 (“SFAS 3”).  SFAS No. 154 requires retrospective application for voluntary changes in accounting principle in most instances and is required to be applied to all accounting changes made in fiscal years beginning after December 15, 2005.  The Company’s expected January 1, 2006 adoption of SFAS No. 154 is not expected to have any material impact on its results or financial position.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities”  (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that will not have that it will not have a material impact on the Company’s financial position.

2.     INCOME TAX

The Company has net operating loss carry forwards for income taxes amounting to approximately $350,000 as at December 31, 2005 which may be available to reduce future years’ taxable income. These carry forwards, will expire, if not utilized, commencing in 2024. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s limited operating history and continuing losses. Accordingly, a full, deferred tax asset valuation allowance has been provided and no deferred tax asset valuation allowance has been provided and no deferred tax asset benefit has been recorded. The valuation allowance at December 31, 2005 was $119,039. The net change in the valuation allowance for 2005 was an increase of $118,359.

3.     COMMITMENTS AND CONTINGENCIES

During 2005, the Company engaged a financial consultant to provide financial consultation services to the Company for up to $200,000. The Company will recognize the expense based on the actual invoiced cost.  As of December 31, 2005, the Company had paid $65,300 and prepaid $9,049.

4.     SHAREHOLDERS’ EQUITY

(A)

Incorporation

The Company filed its Articles of Incorporation with the Secretary of State of Nevada on December 2, 2004 and upon incorporation, it registered 275,000,000 shares of common stock with a par value of $0.001 as its authorized capital.

On the same date, the Company issued 50,000,000 shares of $0.001 each to its founders for cash of $12,000 and subscriptions receivable of $48,000. Subscriptions receivable of $48,000 were paid in 2005.

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

4.    SHAREHOLDERS’ EQUITY  (CONTINUED)

(B)

Increase in authorized capital and par value of common stock

In December 2005, the Company increased its authorized common stock from 275,000,000 shares to 500,000,000 shares and increased the par value of its common stock from $0.001 to $0.01, increasing the capitalization of its 500,000,000 authorized common stock from $275,000 to $5,000,000. The issued capital was retroactively adjusted to reflect  the increase in the par value of common stock.

(C)

In-kind contribution

During 2004, the Company recorded additional paid-in capital of $100 for the fair value of  services contributed to the Company by the directors.

During 2005, the Company recorded additional paid-in capital of $600 for the fair value of  services contributed to the Company by the directors.

5.    RELATED PARTY TRANSACTIONS

As of December 31, 2005, the Company owed a stockholder $232,228  for advances made on an unsecured basis and repayable on demand. Imputed interest is charged at6% per annum on the amount due.  Total imputed interest recorded as additional paid-in capital amounted to $13,994, $0 and $13,994 for the year ended December 31, 2005, period from December 2, 2004 (inception) to December 31, 2004 and period from December 2, 2004 (inception) to December 31, 2005, respectively.

.

As of December 31, 2005, the Company owed a related party $119,066 for advances made on an unsecured basis and repayable on demand. Imputed interest is charged at of 6% per annum on the amount due.  Total imputed interest recorded as additional paid-in capital amounted to $1,191, $0 and $1,191 for the year ended December 31, 2005, period from December 2, 2004 (inception) to December 31, 2004 and period from December 2, 2004 (inception) to December 31, 2005, respectively.

In-kind contribution (see Note 4 (C))

6.    GOING CONCERN

As reflected in the accompanying financial statements, the Company has an accumulated deficit of $366,348 at December 31, 2005 that includes a net loss of $364,248 for the year ended December 31, 2005.  The Company’s total current liabilities exceed its total current assets by $300,463 and the Company used cash in operations of $387,294.  These factors raise substantial doubt about its ability to continue as a going concern.  In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern.  The Company is actively pursuing additional funding and potential merger or acquisition candidates and strategic partners, which would enhance stockholders’ investment.  Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

AMERICAN UNITY INVESTMENTS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004

7.    SUBSEQUENT EVENT

(A)

Business acquisition

On January 8, 2006, the Company entered into an Equity Transfer Agreement to acquire 100% of Beijing DongZhaoXu Forestry Development Co., Ltd. (“Beijing DongZhaoXu”) for $246,700 (Rmb 2,000,000) being the total registered and fully paid up capital of Beijing DongZhaoXu.  Beijing DongZhaoXu is owned as to 80% by a stockholder of the Company and is engaged in the leasing of forestry land in China. The transaction will be treated as an acquisition of business under common control.

The completion of the acquisition of Beijing DongZhaoXu is subject to governmental approval of the People’s Republic of China. As of  March 6, 2006,  the acquisition has not been completed.

(B)

Increase in par value of common stock

On February 9, 2006 the Company filed an amendment to its Articles of Incorporation to increase the par value of its common stock from $0.01 to $0.02, increasing the capitalization of its 500,000,000 authorized common stock from $5,000,000 to $10,000,000. The issued share capital of  the Company was retroactively adjusted to reflect  the increase in the par value of common stock.

(C)

Payment to a consultant

In January 2006, the Company paid $76,017 to a consultant for services.

(D)

Payment in escrow to a legal adviser

During 2006, the Company deposited $575,214 in escrow to a legal adviser from funds advanced by a related company.

Endnotes